                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               September 5, 2002
                                                               -----------------


                           THE SPORTS AUTHORITY, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

               1-13426                                         36-3511120
       --------------------------                       ------------------------
        (Commission File Number)                             (I.R.S. Employer
                                                            Identification No.)

3383 North State Road 7, Ft. Lauderdale, FL                      33319
-------------------------------------------          ---------------------------
 (Address of principal executive offices)                      (Zip Code)

             Registrants telephone number, including area code (954) 735-1701
                                                               --------------

                                      N.A.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

       In a news release dated September 4, 2002, which is attached as Exhibit 99 and incorporated herein by reference, the Company announced the appointment of Mr. Louis-Phillipe Vanier as Executive Vice President of Store Operations. Mr. Vanier will commence his employment with the Company on September 16, 2002.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE SPORTS AUTHORITY, INC.


Date:  September 5, 2002                    By: /s/ George R. Mihalko
                                                ---------------------
                                                George R. Mihalko
                                                Vice Chairman and
                                                Chief Administrative Officer

                                INDEX TO EXHIBITS

Exhibit

99      News release dated September 4, 2002

                                        3